--------------------------------------------------------------------------------
T. Rowe Price
--------------------------------------------------------------------------------
TAX-EXEMPT MONEY FUND

August 31, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

                                                                      Percent of
                                                                      Net Assets
--------------------------------------------------------------------------------
Hospital Revenue                                                          30%
--------------------------------------------------------------------------------
Educational Revenue                                                       17
--------------------------------------------------------------------------------
General Obligation - Local                                                11
--------------------------------------------------------------------------------
Industrial and Pollution
   Control Revenue                                                         9
--------------------------------------------------------------------------------
General Obligation - State                                                 6
--------------------------------------------------------------------------------
Nuclear Revenue                                                            6
--------------------------------------------------------------------------------
Pre-refunded Bonds                                                         6
--------------------------------------------------------------------------------
Water and Sewer Revenue                                                    4
--------------------------------------------------------------------------------
Electric Revenue                                                           4
--------------------------------------------------------------------------------
Air and Sea Transportation Revenue                                         2
--------------------------------------------------------------------------------
Lease Revenue                                                              2
--------------------------------------------------------------------------------
Pooled Loan Revenue                                                        2
--------------------------------------------------------------------------------
Housing Finance Revenue                                                    2
--------------------------------------------------------------------------------
Miscellaneous Revenue                                                      2
--------------------------------------------------------------------------------
Other Assets Less Liabilities                                            - 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price Tax-Exempt Money Fund/August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------
(amounts in thousands)

                                                                                          Amount           Value
                                                                                        ---------        ---------
ALABAMA -- 4.5%
Alabama, GO, 5.25%, 9/1/95......................................................        $  10,000        $  10,000
Birmingham, GO, VRDN (Currently 3.625%).........................................            2,300            2,300
Jefferson County Sewer, VRDN, (Currently 3.65%).................................           12,000           12,000
Montgomery, IDR, PCR and Solid Waste Disposal (General Electric), TECP,
         3.35 - 3.75%, 10/2 - 11/10/95..........................................            5,995            5,993
------------------------------------------------------------------------------------------------------------------
ALASKA -- 1.4%
Alaska HFC, VRDN (Currently 3.55%)..............................................            8,300            8,300
Anchorage Hosp. Fac., Sisters of Providence,
         9.625%, 10/1/05 (Pre-refunded 10/1/95+)................................            1,000            1,024
------------------------------------------------------------------------------------------------------------------
ARIZONA -- 2.8%
Maricopa County, GO, TAN, 4.50%, 7/31/96........................................            5,800            5,831
Phoenix, GO, VRDN (Currently 3.40%).............................................            2,500            2,500
Salt River Project, Agricultural Improvement and Power Dist., TECP,
         3.60 - 4.15%, 9/8 - 9/18/95............................................           10,773           10,774
------------------------------------------------------------------------------------------------------------------

TEM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Amount           Value
                                                                                        ---------        ---------
ARKANSAS -- 1.8%
Arkansas Dev. Fin. Auth., Sisters of Mercy, VRDN (Currently 3.50%)..............        $  12,200        $  12,200
------------------------------------------------------------------------------------------------------------------
CALIFORNIA -- 1.7%
Los Angeles Unified School Dist., GO, TRAN, 4.50%, 7/3/96.......................            5,000            5,025
Oakland, COP, VRDN (Currently 3.75%)............................................            6,700            6,700
------------------------------------------------------------------------------------------------------------------
COLORADO -- 1.9%
Colorado HFA, Kaiser Permanente, VRDN (Currently 3.55%).........................           10,400           10,400
Denver, IDR, W. W. Grainger, VRDN (Currently 3.55%).............................            2,190            2,190
------------------------------------------------------------------------------------------------------------------
DELAWARE -- 0.6%
New Castle, 8.50%, 10/15/05 (Pre-refunded 10/15/95+)............................            3,855            3,952
------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 2.0%
Dist. of Columbia, American Univ., VRDN (Currently 3.60%).......................           13,330           13,330
------------------------------------------------------------------------------------------------------------------
FLORIDA -- 4.5%
Florida Board of Education, 6.90%, 6/1/97 (Pre-refunded 6/1/96+)................              500              521
Hillsborough County IDA, PCR, Tampa Electric, VRDN (Currently 3.45%)............            3,000            3,000
Jacksonville Electric Auth., TECP, 3.65%, 9/7/95................................            2,500            2,500
Jacksonville HFA, Baptist Medical Center, (MBIA Insured),
         VRDN (Currently 3.55%).................................................              400              400
Orange County IDA, W. W. Grainger, VRDN (Currently 3.55%).......................            1,185            1,185
Orlando, Waste Water System, TECP, 3.85%, 11/13/95..............................            1,000            1,000
Palm Beach County School Dist., TAN, 4.75%, 9/13/95.............................            1,000            1,000
Sarasota County HFA, Venice Hosp., VRDN (Currently 4.35%).......................            9,660            9,660
Sunshine State Gov't. Fin. Commission, TECP, 3.45 - 3.95%, 10/17 - 11/13/95.....           11,300           11,296
------------------------------------------------------------------------------------------------------------------
GEORGIA -- 2.7%
Burke County Dev. Auth., PCR, Oglethorpe Power, (FGIC Insured),
         VRDN (Currently 3.40%).................................................           11,500           11,500
Fulton County, GO, TAN, 4.75%, 12/29/95.........................................            5,000            5,014
Georgia Tech, Wardlaw Project, VRDN (Currently 3.65%)...........................            2,000            2,000
------------------------------------------------------------------------------------------------------------------
HAWAII -- 0.2%
Hawaii, GO, 3.85%, 2/1/96.......................................................            1,650            1,650
------------------------------------------------------------------------------------------------------------------
IDAHO -- 2.3%
Idaho HFA, Holy Cross Hosp., VRDN (Currently 3.50%).............................           14,000           14,000
   St. Lukes Regional Med. Center, VRDN (Currently 3.50%).......................            1,800            1,800
------------------------------------------------------------------------------------------------------------------
ILLINOIS -- 12.2%
Chicago, GO, 4.60%, 10/31/95....................................................            3,300            3,303
         4.60%, 11/1/95.........................................................            5,000            5,005
Illinois, GO, RAN, 4.50%, 4/12/96...............................................            5,500            5,523
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Amount           Value
                                                                                        ---------        ---------
Illinois Dev. Fin. Auth., Palos Community Hosp., VRDN (Currently 3.60%).........        $  23,000        $  23,000
Illinois EFA, Northwestern Univ., VRDN (Currently 3.55%)........................           11,986           11,986
         VRDN (Currently 3.60%).................................................            9,900            9,900
         VRDN (Currently 4.375%)................................................            1,500            1,500
Illinois HFA, Children's Memorial Hosp., VRDN (Currently 3.65%).................            9,400            9,400
   Univ. of Chicago Hosp., (MBIA Insured), VRDN (Currently 3.60%)...............           12,400           12,400
Niles Village, IDR, W. W. Grainger, VRDN (Currently 3.55%)......................            1,000            1,000
------------------------------------------------------------------------------------------------------------------
INDIANA -- 2.8%
Gary, IDR, W. W. Grainger, VRDN (Currently 3.55%)...............................              730              730
Indiana HFFA, Daughters of Charity, VRDN (Currently 3.50%)......................            3,700            3,700
Indianapolis, RAN, 4.25%, 1/11/96...............................................           12,500           12,519
Mount Vernon, PCR, General Electric, TECP, 3.75%, 11/10/95......................            1,800            1,800
------------------------------------------------------------------------------------------------------------------
KENTUCKY -- 1.7%
Trimble County, PCR, Louisville Gas and Electric, TECP,
         3.55 - 3.80%, 9/18 - 12/8/95...........................................           11,200           11,195
------------------------------------------------------------------------------------------------------------------
LOUISIANA -- 3.3%
Louisiana PFA, Sisters of Charity of the Incarnate Word, TECP,
         3.95 - 4.20%, 9/13 - 10/17/95..........................................            5,000            5,000
   Willis Knighton Medical Center, (AMBAC Insured),
         VRDN (Currently 3.55%).................................................           13,200           13,200
New Orleans Aviation Board, (MBIA Insured), VRDN (Currently 3.50%)..............            4,200            4,200
------------------------------------------------------------------------------------------------------------------
MARYLAND -- 5.4%
Baltimore County, TECP, BAN, 4.15%, 9/11/95.....................................            1,000            1,000
   Sheppard and Enoch Pratt Hosp. Fac., GO, VRDN (Currently 3.55%)..............            7,500            7,500
Howard County, TECP, BAN, 3.85%, 10/26/95.......................................            3,000            3,000
Maryland HHEFA, Johns Hopkins Univ., 6.20%, 7/1/96..............................           10,255           10,331
   Loyola College, VRDN (Currently 4.00%).......................................            7,500            7,500
   Pooled Loan Program, VRDN (Currently 3.60%)..................................            2,400            2,400
Montgomery County Economic Dev., Howard Hughes Medical Fac.,
         VRDN (Currently 3.60%).................................................            5,000            5,000
------------------------------------------------------------------------------------------------------------------
MICHIGAN -- 1.5%
Detroit City School Dist., RAN, 4.50%, 5/1/96...................................            4,500            4,520
Univ. of Michigan Hosp., VRDN (Currently 3.45%).................................            5,600            5,600
------------------------------------------------------------------------------------------------------------------
MINNESOTA -- 6.4%
Cottage Grove, PCR, Minnesota Mining and Mfg., VRDN
      (Currently 4.039%)........................................................            2,000            2,000
Minneapolis, Arena Acquisition, GO, VRDN (Currently 3.65%)......................            9,000            9,000
Rochester Health Care Fac., Mayo Foundation/Mayo Medical Center,
         VRDN (Currently 3.80%).................................................           10,100           10,100
      TECP, 4.00 - 4.20%, 9/6 - 9/7/95..........................................            7,100            7,100
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Amount           Value
                                                                                        ---------        ---------
Southern Minnesota Municipal Power Agency,
         6.80%, 1/1/00 (Pre-refunded 1/1/96+)...................................        $     450        $     463
         9.50%, 1/1/05 (Pre-refunded 1/1/96+)...................................            5,000            5,191
Univ. of Minnesota, TECP, 3.40 - 4.15%, 9/8 - 10/19/95..........................            9,750            9,745
------------------------------------------------------------------------------------------------------------------
MISSISSIPPI -- 0.5%
Mississippi, GO, 10.00%, 12/1/95................................................            2,000            2,030
Rankin County, PCR, Siemens Energy and Automation,
         VRDN (Currently 3.75%).................................................            1,600            1,600
------------------------------------------------------------------------------------------------------------------
MISSOURI -- 3.3%
Missouri Environmental Improvement and Energy Resources Auth.,
   Union Electric, TECP, 3.40 - 3.85%, 10/6/95..................................            4,000            3,999
Missouri HEFA, Sisters of Mercy Health, VRDN (Currently 3.50%)..................            8,400            8,400
   SSM Health Care, (MBIA Insured), VRDN (Currently 3.50%)......................           10,000           10,000
------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE -- 0.5%
New Hampshire HHEFA, Dartmouth Ed. Loan Corp., 4.10%, 6/1/96....................            3,250            3,256
------------------------------------------------------------------------------------------------------------------
NEW MEXICO -- 0.4%
Albuquerque, VRDN (Currently 3.60%).............................................            3,000            3,000
------------------------------------------------------------------------------------------------------------------
NEW YORK -- 4.9%
Copiague Union Free School Dist., GO, TAN, 4.50%, 6/28/96.......................            3,000            3,015
New York City, GO, RAN, 4.50%, 4/11/96..........................................           10,000           10,041
New York City Municipal Water Fin. Auth., TECP, 3.75%, 11/9/95..................           10,000           10,001
   Water and Sewer Systems, (FGIC Insured), VRDN (Currently 3.35%)..............            1,500            1,500
New York State Power Auth., 4.40%, 9/1/95.......................................            6,800            6,800
West Islip Union Free School Dist., GO, TAN, 4.50%, 6/27/96.....................            2,000            2,010
------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA -- 0.3%
North Carolina EFA, Bowman Gray School of Medicine,
         VRDN (Currently 3.60%).................................................            1,950            1,950
------------------------------------------------------------------------------------------------------------------
OHIO -- 0.4%
Akron, Sanitary Sewer System, VRDN (Currently 3.70%)............................              500              500
Cleveland - Cuyahoga County Port Auth., Rock and Roll Hall of
   Fame Museum, VRDN (Currently 3.70%)..........................................            2,000            2,000
------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- 1.7%
Montgomery County, IDA, W. W. Grainger, VRDN (Currently 3.55%)..................            1,230            1,230
Pennsylvania, 8.70%, 4/15/99 (Pre-refunded 10/15/95+)...........................            5,260            5,394
Pittsburgh Public Parking Auth., 9.50%, 12/1/07 (Pre-refunded 12/1/95+).........            4,500            4,651
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Amount           Value
                                                                                        ---------        ---------
SOUTH CAROLINA -- 1.8%
Piedmont Municipal Power Agency, 9.70%, 1/1/16
      (Pre-refunded 1/1/96+)....................................................        $   1,250        $   1,311
         8.00%, 1/1/23 (Pre-refunded 1/1/96+)...................................              500              514
Spartanburg County, Siemens Energy and Automation,
         VRDN (Currently 3.75%).................................................            6,400            6,400
York, PCR, Duke Power, TECP, 3.30 - 3.90%, 9/12 - 10/10/95......................            3,900            3,900
------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA -- 1.6%
South Dakota HEFA, Sioux Valley Hosp., VRDN (Currently 3.65%)...................           10,900           10,900
------------------------------------------------------------------------------------------------------------------
TENNESSEE -- 2.4%
Knox County Health, Ed. and Housing Fac. Board, Mercy Health System,
      (MBIA Insured), VRDN (Currently 3.50%)....................................            5,000            5,000
Metropolitan Gov't of Nashville and Davidson County, Water and Sewer,
         8.625%, 1/1/06 (Pre-refunded 1/1/96+)..................................            1,000            1,035
   Vanderbilt Univ., (FGIC Insured), 4.35%, 5/1/96..............................            2,250            2,258
Tennessee, GO, BAN, VRDN (Currently 3.60%)......................................            8,000            8,000
------------------------------------------------------------------------------------------------------------------
TEXAS -- 19.8%
Austin Utility Systems, 8.00%, 11/15/14 (Pre-refunded 11/15/95+)................            2,500            2,520
         10.25%, 11/15/12 (Pre-refunded 11/15/95+)..............................            2,665            2,752
Dallas County Community College Dist., VRDN (Currently 3.65%)...................           20,400           20,400
Dallas/Fort Worth Regional Airport, TECP, 3.25 - 4.15%, 9/8 - 10/11/95..........            4,645            4,640
Gulf Coast Waste Disposal Auth., Amoco Corp., 3.75%, 3/1/96.....................            7,000            6,998
Harris County Health Fac. Dev. Corp., Methodist Hosp.,
         VRDN (Currently 3.40%).................................................            3,800            3,800
   Sisters of Charity of the Incarnate Word, TECP,
         3.80 - 4.20%, 10/13 - 11/15/95.........................................            9,200            9,199
   St. Luke's Episcopal Hosp., VRDN (Currently 3.40%)...........................            4,200            4,200
Harris County IDC, Lubrizol Corp., VRDN (Currently 3.60%).......................            6,800            6,800
Hockley County IDC, PCR, Amoco Oil, 4.75%, 9/1/95...............................           15,000           15,000
         4.15%, 11/1/95.........................................................            5,000            5,002
Houston, GO, TECP, 3.90%, 10/27/95..............................................            3,000            3,000
Lower Colorado River Auth., 9.00%, 1/1/09 (Pre-refunded 1/1/96+)................            4,600            4,768
Midland, IDR, W. W. Grainger, VRDN (Currently 3.55%)............................              775              775
San Antonio, Electric and Gas, 8.60%, 2/1/06 (Pre-refunded 2/1/96+).............            5,000            5,171
Texas, GO, TRAN, 4.75%, 8/30/96.................................................           14,000           14,115
Texas A & M Univ., Permanent Univ. Fund, TECP,
         3.25 - 3.75%, 10/16 - 11/9/95..........................................           10,400           10,391
Texas PFA, GO, TECP, 3.35 - 4.15%, 10/5 - 11/17/95..............................           10,400           10,395
Univ. of Texas Board of Regents, TECP, 4.00%, 10/18/95..........................            5,000            5,000
------------------------------------------------------------------------------------------------------------------
VERMONT -- 1.0%
Vermont Ed. and Health Buildings Fin. Agency, Middlebury College,
         4.35%, 5/1/96..........................................................            3,000            3,011
Vermont Municipal Bond Bank, (AMBAC Insured), 3.50%, 12/1/95....................            4,000            3,997
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Amount           Value
                                                                                        ---------        ---------
VIRGINIA -- 2.6%
Fairfax County IDA, Inova Health System, TECP,
         3.40 - 3.90%, 10/20 - 11/14/95.........................................        $   8,000        $   7,994
Rockingham County IDA, Merck and Company, VRDN (Currently 3.80%)................            2,400            2,400
Univ. of Virginia, VRDN (Currently 3.65%).......................................            4,500            4,500
Virginia HDA, Commonwealth Mortgage, 3.45%, 9/12/95.............................            3,000            3,000
------------------------------------------------------------------------------------------------------------------
WASHINGTON -- 0.9%
Port of Seattle, GO, VRDN (Currently 3.50%).....................................            6,400            6,400
------------------------------------------------------------------------------------------------------------------
WISCONSIN -- 0.4%
Oak Creek, Wisconsin Electric Power Co., VRDN (Currently 3.55%).................            2,900            2,900
------------------------------------------------------------------------------------------------------------------
WYOMING -- 1.1%
Converse County, PCR, Pacificorp, VRDN (Currently 3.40%)........................            1,300            1,300
      TECP, 3.80%, 11/17/95.....................................................            6,485            6,485
==================================================================================================================
TOTAL INVESTMENTS IN SECURITIES -- 103.3% OF NET ASSETS
(COST $702,321).................................................................                           702,464
==================================================================================================================
OTHER ASSETS LESS LIABILITIES...................................................                           (22,414)
                                                                                                         ---------
NET ASSETS CONSIST OF:..........................................................            Value
                                                                                            -----
Accumulated net investment income - net of distributions........................        $     142
Accumulated net realized gain/loss - net of distributions.......................             (184)
Net unrealized gain (loss)......................................................              143
Paid-in-capital applicable to 680,025,898 shares of $0.01 par
   value capital stock outstanding; 5,000,000,000 shares authorized.............          679,949
                                                                                        ---------
NET ASSETS......................................................................                         $ 680,050
                                                                                                         =========
NET ASSET VALUE PER SHARE.......................................................                             $1.00
                                                                                                             =====
------------------------------------------------------------------------------------------------------------------

    +  -  Used in determining portfolio maturity
AMBAC  -  AMBAC Indemnity Corp.
  BAN  -  Bond Anticipation Note
  COP  -  Certificates of Participation
  EFA  -  Educational Facility Authority
 FGIC  -  Financial Guaranty Insurance Company
   GO  -  General Obligation
  HDA  -  Housing Development Authority
 HEFA  -  Health and Educational Facility Authority
  HFA  -  Health Facility Authority
  HFC  -  Housing Finance Corp.
 HFFA  -  Health Facility Financing Authority
HHEFA  -  Health and Higher Educational Facility Authority
  IDA  -  Industrial Development Authority
  IDC  -  Industrial Development Corp.
  IDR  -  Industrial Development Revenue
 MBIA  -  Municipal Bond Investors Assurance Corp.
  PCR  -  Pollution Control Revenue
  PFA  -  Public Facility Authority
  RAN  -  Revenue Anticipation Note
  TAN  -  Tax Anticipation Note
 TECP  -  Tax-Exempt Commercial Paper
 TRAN  -  Tax Revenue Anticipation Note
 VRDN  -  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price Tax-Exempt Money Fund / Six Months Ended August 31, 1995
(Unaudited)
(in thousands)

INVESTMENT INCOME
   Interest income...............................................     $  13,939
                                                                      ---------
Expenses
   Investment management.........................................         1,539
   Shareholder servicing.........................................           285
   Custody and accounting........................................            99
   Registration..................................................            20
   Legal and audit...............................................            16
   Prospectus and shareholder reports............................            15
   Directors.....................................................             7
   Miscellaneous.................................................             7
                                                                      ---------
   Total expenses................................................         1,988
                                                                      ---------
Net investment income............................................        11,951
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on securities........................            61
   Change in net unrealized gain or loss on securities...........           234
                                                                      ---------
Net realized and unrealized gain (loss)..........................           295
                                                                      ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS................     $  12,246
                                                                      =========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price Tax-Exempt Money Fund (Unaudited)
(in thousands)

                                                                                Six Months Ended      Year Ended
                                                                                 Aug. 31, 1995      Feb. 28, 1995
                                                                                ----------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
   Net investment income.................................................          $   11,951         $   19,513
   Net realized gain (loss)..............................................                  61                 22
   Change in net unrealized gain or loss.................................                 234                 24
                                                                                   ----------         ----------
   Increase (decrease) in net assets from operations.....................              12,246             19,559
                                                                                   ----------         ----------
Distributions to shareholders
   Net investment income.................................................             (11,951)           (19,513)
                                                                                   ----------         ----------
Capital share transactions*
   Shares sold...........................................................             345,098            852,803
   Distributions reinvested..............................................              11,113             18,088
   Shares redeemed.......................................................            (363,478)          (916,815)
                                                                                   ----------         ----------
   Increase (decrease) in net assets from capital share transactions.....              (7,267)           (45,924)
                                                                                   ----------         ----------
Increase (decrease) in net assets........................................              (6,972)           (45,878)

NET ASSETS
Beginning of period......................................................             687,022            732,900
                                                                                   ----------         ----------
End of period............................................................          $  680,050         $  687,022
                                                                                   ==========         ==========
----------------------------------------------------------------------------------------------------------------
 * Share information
   Shares sold...........................................................             345,098            852,803
   Distributions reinvested..............................................              11,113             18,088
   Shares redeemed.......................................................            (363,478)          (916,815)
                                                                                   ----------         ----------
   Increase (decrease) in shares outstanding.............................              (7,267)           (45,924)
                                                                                   ==========         ==========
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price Tax-Exempt Money Fund / August 31, 1995  (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Exempt Money Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with more than 60 days remaining to maturity are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities with remaining maturities of 60 days or less are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $244,000 which expire in 1998. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $702,321,000 and net unrealized gain aggregated $143,000, of which $230,000 related to appreciated investments and $87,000 to depreciated investments.

NOTE 3 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $259,000 was payable at August 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe-Price Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At August 31, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and a wholly owned subsidiary of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $274,000 for the six months ended August 31, 1995, of which $61,000 was payable at period-end.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

T. Rowe Price Tax Exempt Money Fund (Unaudited)

                                                         For a share outstanding throughout each period
                                        ---------------------------------------------------------------------------------
                                                                                      Year Ended
                                           Six Months       -------------------------------------------------------------
                                             Ended           Feb. 28,     Feb. 28,     Feb. 28,     Feb. 29,     Feb. 28,
                                        August 31, 1995        1995         1994         1993         1992         1991
                                        ---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF PERIOD..........................       $1.000           $1.000       $1.000       $1.000       $1.000       $1.000
                                             ------           ------       ------       ------       ------       ------
Investment Activities
   Net investment income..............        0.017            0.026        0.020        0.023        0.036        0.051
Distributions
   Net investment income..............       (0.017)          (0.026)      (0.020)      (0.023)      (0.036)      (0.051)
                                             ------           ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD........       $1.000           $1.000       $1.000       $1.000       $1.000       $1.000
                                             ======           ======       ======       ======       ======       ======
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Total Return..........................        1.73%            2.63%        2.05%        2.36%        3.69%        5.22%
Ratio of Expenses to Average
   Net Assets.........................        0.57%+           0.58%        0.59%        0.60%        0.61%        0.60%
Ratio of Net Investment Income
   to Average Net Assets..............        3.42%+           2.59%        2.04%        2.35%        3.65%        5.12%
Net Assets, End of Period
   (in thousands).....................     $680,050         $687,022     $732,900     $695,699     $801,846     $977,638
------------------------------------------------------------------------------------------------------------------------

+ Annualized.

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

Knowledgeable Service Representatives

By Phone--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 9:00 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

     Tele*Access(R)(1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts. PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

     Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

     Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

     Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

     Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

     Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------------------------------------------
T. Rowe Price No-Load Mutual Funds
--------------------------------------------------------------------------------

STABILITY
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

CONSERVATIVE INCOME
Short-Term Bond
Short-Term Global Income
Short-Term U.S. Government
Summit Limited-Term Bond
U.S. Treasury Intermediate
Florida Insured Intermediate Tax-Free
Maryland Short-Term Tax-Free Bond
Summit Municipal Intermediate
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond

INCOME
Global Government Bond
GNMA
New Income
Spectrum Income
Summit GNMA
U.S. Treasury Long-Term
California Tax-Free Bond
Georgia Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Tax-Free Income
Virginia Tax-Free Bond

AGGRESSIVE INCOME
Emerging Markets Bond
High Yield
International Bond
Tax-Free High Yield

CONSERVATIVE GROWTH
Balanced
Capital Appreciation
Dividend Growth
Equity Income
Equity Index
Growth & Income
Spectrum Growth
Value

GROWTH
Blue Chip Growth
European Stock
Growth Stock
International Stock
Japan
Mid-Cap Growth
New Era
Small-Cap Value

AGGRESSIVE GROWTH
Capital Opportunity
Emerging Markets Stock
International Discovery
Latin America
New America Growth
New Asia
New Horizons
OTC
Science & Technology

PERSONAL STRATEGY FUNDS
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

Call if you want to know about any T. Rowe Price fund. We'll send you a prospectus with more complete information, including management fees and other expenses. Read it carefully before you invest or send money.

T. Rowe Price Investment
Services, Inc., Distributor.

--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

While stocks have captured most of the headlines so far this year, bonds also delivered strong returns for investors. Bond prices rose and yields fell sharply, although long-term tax-exempt issues trailed their taxable equivalents. Despite the Federal Reserve's ease in July, municipal and taxable bonds gave back some of their gains after revised economic data indicated the economy was not slowing to the extent originally believed.

MARKET ENVIRONMENT

Municipals turned in their strongest performance this year in January and February, when the yield on 30-year AAA general obligation bonds fell to 5.95% from 6.65%. However, during the six months covered in this report, that yield declined by only another 10 basis points to 5.85% compared with an 80-basis-point drop in 30-year Treasury bonds.

     The tax-exempt market's lagging performance relative to Treasuries can be attributed largely to investor concerns about tax reform proposals in Washington (see sidebar on page 4). One effect of this key issue was the divergence between intermediate- and long-term tax-exempt bonds. During the six

--------------------------------------------------------------------------------
Municipal Bond and Note Yield
--------------------------------------------------------------------------------

[CHART APPEARS HERE]




months ended August 31, bonds maturing in 5 to 10 years provided higher total returns than long-term bonds. The municipal yield curve steepened significantly (short-term yields fell and long-term yields were steady), because investors demonstrated their reluctance to assume the additional risk of buying bonds with long maturities until tax uncertainties are cleared up.

TAX-EXEMPT MONEY FUND

Short-term municipal yields changed little during the quarter ended August 31, despite the usual gyrations due to technical factors (large cash flows from July 1 coupon and maturity payments, and high seasonal note issuance). The money market yield curve is currently rather flat, as the difference between the daily and one-year security yields averaged a meager one-quarter percentage point during the quarter. By comparison, the gap averaged nearly three-quarters of a percentage point during the past 12 months.

     Your fund began the quarter with a weighted average maturity 10 days longer than its peer group average, a posture we believed was appropriate in view of slower economic growth and the possibility of Fed easing. Early in the quarter, we allowed maturities to shorten to take advantage of seasonal issuance, which usually puts upward pressure on yields. Our maturity posture at quarter-end was once again in neutral territory. We expect to remain neutral to slightly aggressive going forward because we believe the Fed will maintain a stable monetary policy near term, new short-term issuance will be lower, and money fund assets will continue to grow about 10% this year.

     Your fund's performance, as shown on the next page, was slightly ahead of its peer group during the past three- and six-month periods ended August 31.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Exempt Money Fund                                       0.82%        1.73%
IBC/Donoghue Money Fund
   Report Average*                                          0.80         1.70
--------------------------------------------------------------------------------
*Stockbroker and General Purpose Funds

TAX-FREE SHORT-INTERMEDIATE FUND

We began the six-month period ended August 31 with a neutral weighted average maturity, a focus on one- to five-year maturities, and increasing exposure to states with favorable supply and demand factors. Further along in the period, evidence of economic slowing prompted us to extend maturities to capture higher yields as rates fell. However, recent data showing strength in home and automobile sales triggered a more cautious posture once again. We ended the fund's most recent fiscal quarter with a weighted average maturity just under three years, down from 3.42 years on May 31 and 3.15 years at the end of February.

     Our focus on one- to five-year maturities contributed significantly to performance. Investor demand for these securities, triggered by tax reform concerns, pushed prices higher and yields lower relative to long-term bonds. Until there is a clear indication of what type of changes will be made in the tax code, investors are still likely to position themselves cautiously in shorter-term bonds.

     Our strategy allowed the fund to outperform its peer group average during both the quarter and the six months ended August 31.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Free Short-Intermediate
   Fund                                                     1.50%         3.80%
Lipper Short Municipal
   Debt Fund Average                                        1.46          3.63
--------------------------------------------------------------------------------

TAX-FREE INSURED INTERMEDIATE BOND FUND

Our strategy here was similar to that of the Tax-Free Short-Intermediate Fund. We began the six-month period with a neutral duration, a focus on 5- to 10-year maturities, and increasing exposure to states with favorable supply and demand factors. As the economy slowed, we lengthened maturities and then shortened them again in the second fiscal quarter when economic data suggested renewed strength. Investors flocked to bonds with maturities shorter than seven years because of uncertainty surrounding tax-reform discussions. As a result, your fund's allocation to securities with two- to seven-year maturities helped performance.

     We have also increased our allocation to bonds issued by high-tax states, such as New York and Maryland. The added tax advantages for local residents should create stronger demand for these issues, propelling prices higher. We anticipate that 1995 will see the lowest issuance of municipal bonds since 1990, helping bonds from these areas outperform bonds issued by states with lower tax rates.

     This strategy resulted in a stronger performance than our peer group average during the second quarter and the first half of your fund's fiscal year.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Free Insured
   Intermediate Bond Fund                                    1.71%        5.59%
Lipper Intermediate Municipal
   Debt Fund Average                                         1.55         5.05
--------------------------------------------------------------------------------

TAX-FREE INCOME FUND

Two opposing forces dominated the long end of the municipal market during the past six months. On one hand, the slowing economy provided an environment for declining yields and rising bond prices. On the other hand, concerns about tax reform suggested that long-term municipal bond yields might not fall as much as their taxable counterparts.

     Uncertainty surrounding the tax reform issue kept us from becoming overly aggressive on the direction of tax-exempt yields. Throughout most of the first two fiscal quarters, we maintained the fund's weighted average maturity at about 18 years, and the fund's duration, which measures sensitivity to changes in interest rates, near 7.75 years.

     We were more certain in our outlook on credit quality spreads. Believing that medium-quality, higher-yielding bonds were undervalued, we took the opportunity to add securities in this sector to the portfolio. Subsequently, these bonds rose in price and their yields moved closer to those of higher-quality bonds, aiding fund performance through both price appreciation and the higher income we had captured.

     By the end of June, the municipal bond market appeared to have overreacted to talk of tax reform. Yields on long-term municipals approached 90% of the 30-year Treasury bond yield, and we were able to buy long-term bonds with attractive yields. Your fund's performance lagged modestly during the quarter but performed in line with the average for similar funds during the first six months of the fiscal year.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Free Income Fund                                         0.45%        4.62%
Lipper General Municipal Debt Fund Average                   0.57         4.62
--------------------------------------------------------------------------------

TAX-FREE HIGH YIELD FUND

Your fund started the calendar year with a somewhat defensive maturity posture, which served shareholders well throughout last year's difficult environment. Going into the fiscal year last March, however, we began to make two adjustments that worked out well through the quarter ended August 31. First, we shifted toward a neutral to slightly aggressive position versus the competition. This entailed keeping the fund's duration in a range of 7.3 to 7.6 years, reducing cash levels to about 3%, and extending the weighted average maturity to just beyond 20 years.

     The second change was an increased weighting in below-investment-grade holdings to 30% from 24% of net assets. Yield spreads between high- and lower-quality bonds had increased significantly in 1994, which provided an opportunity to bolster the fund's yield. We recently cut back our purchases in this sector as yield spreads have narrowed once again. This shift in emphasis lowered your fund's average credit quality only slightly, since a portion of these purchases were funded by the sale of BBB-rated bonds.

     These adjustments helped the fund outperform its peer group average over the past three- and six-month periods. Going forward, however, we expect to adopt a more cautious posture since bonds could well have registered most of the gains we anticipate for 1995.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                           Periods Ended 8/31/95
                                                           ---------------------
                                                           3 Months     6 Months
                                                           --------     --------
Tax-Free High Yield Fund                                    1.22%        5.37%
Lipper High Yield Municipal Debt Fund Average               1.05         4.89
--------------------------------------------------------------------------------

OUTLOOK

For the past three months, the 30-year Treasury bond yield has hovered in a range between 6.5% and 7%. While recent economic growth has slowed significantly from last year's rapid pace, it may not have slowed to the extent the Federal Reserve believed when it loosened monetary policy in July. Second quarter GDP, initially reported to have increased by a paltry 0.5% annualized rate, was subsequently revised to 1.1%. Growth in the third and fourth quarters should be closer to the long-term trend of 2.5%.

--------------------------------------------------------------------------------
Municipal Bonds Hindered by Tax Reform Proposals
--------------------------------------------------------------------------------

In recent months, proposals for tax reform in Washington have trimmed returns on municipal bonds. Most of these proposals are still in rudimentary form, but they center on the possibility of a flat tax with a low income tax rate and the elimination of taxes on the income from taxable securities. As a result, investors demanded higher yields on long-term tax-exempt issues relative to Treasuries to compensate for the risk that new legislation might reduce the tax advantages of municipals. Tax-exempt securities with short maturities have performed better, because they are less vulnerable to any changes in the tax laws.

     Tax reform discussions could continue to affect the municipal market adversely, but we believe the likelihood of a genuine flat tax is slim. In our experience, the market often overreacts to proposed changes in the tax code, creating periods of market weakness we view as buying opportunities. Accordingly, we have taken advantage of the demand for short-term tax-exempt bonds and have purchased long-term bonds when their yields have approached those of long-term Treasury bonds.
--------------------------------------------------------------------------------


     Until the economy shows clearer signs of veering from moderate to either slower or more rapid growth, long bond yields are likely to remain close to current levels. Despite the emerging picture of a rebound in growth, the combination of benign inflation and the growing sense of fiscal responsibility in Washington may reassure the bond market.

     The municipal market is also likely to trade in its range of the past six months, with long-term rates fluctuating between 5.5% and 6.0%. Unless tax reform proposals disappear altogether, we do not expect municipal bonds to outperform Treasuries, and investors may continue to prefer tax-exempt bonds with short maturities. Overall, we anticipate that economic developments will have a greater impact than tax reform proposals on the municipal market.

                        Respectfully submitted,

                        /s/ William T. Reynolds

                        William T. Reynolds
                        Director
                        Fixed Income Division

September 20, 1995

--------------------------------------------------------------------------------
Financial Summary
--------------------------------------------------------------------------------

                                                                                                                         SEC
                                                Net Asset Value       Dividend Per Share          Dividend Yield*      30-Day
                                                   Per Share            3 Months Ended            3 Months Ended        Yield
                                              5/31/95     8/31/95     5/31/95     8/31/95      5/31/95      8/31/95    8/31/95
                                              -------------------     -------------------      --------------------    -------
Tax-Exempt Money                              $ 1.00      $ 1.00      $ 0.009     $ 0.008       3.56%        3.26%         --
------------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                     5.31        5.33         0.06        0.06       4.44         4.43        3.92%
------------------------------------------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond             10.62       10.68         0.12        0.12       4.66         4.54        4.33
------------------------------------------------------------------------------------------------------------------------------
Tax-Free Income                                 9.50        9.41         0.13        0.13       5.60         5.58        5.35
------------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield                            11.91       11.87         0.18        0.18       6.25         6.17        5.88
------------------------------------------------------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period. Money Fund reports seven-day compound yield.


--------------------------------------------------------------------------------
Quality Diversification
--------------------------------------------------------------------------------

                                                             Quality Ratings*                 Weighted Average Quality*
                                                -----------------------------------------     -------------------------
                                                 1         2        3        4       5-10       5/31/95     8/31/95
Tax-Exempt Money                                14%       86%      --       --        --          1.9         1.9
-----------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                     42        36       18%       4%       --          1.8         1.8
-----------------------------------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond              30        60       10       --        --          1.9         1.8
-----------------------------------------------------------------------------------------------------------------------
Tax-Free Income                                 11        51       25       10         3%         2.4         2.4
-----------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield                              4        17       18       32        29          3.6         3.7
-----------------------------------------------------------------------------------------------------------------------

* On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

--------------------------------------------------------------------------------
Duration and Maturity
--------------------------------------------------------------------------------

                                             Weighted Average                Weighted Average
                                         Effective Duration (years)          Maturity (years)
                                         --------------------------       ---------------------
                                            5/31/95      8/31/95          5/31/95       8/31/95
Tax-Exempt Money                               --           --               49*           55*
-----------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                   2.7          2.5              3.4           3.0
-----------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond            5.6          5.4              7.6           7.2
-----------------------------------------------------------------------------------------------
Tax-Free Income                               7.6          7.8             18.0          18.1
-----------------------------------------------------------------------------------------------
Tax-Free High Yield                           7.2          7.3             20.1          20.1
-----------------------------------------------------------------------------------------------

* Maturity is in days.


--------------------------------------------------------------------------------
Average Annual Compound Total Return - Calendar Year
--------------------------------------------------------------------------------

                                                                 Periods Ended 6/30/95
                                             -----------------------------------------------------------
                                             1 Year       5 Years      10 Years        Since Inception
Tax-Exempt Money                              3.14%        3.06%        4.01%        4.70%        (4/81)
--------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate                   5.85         5.76         5.77         6.09        (12/83)
--------------------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond            7.72          --           --          7.27        (11/92)
--------------------------------------------------------------------------------------------------------
Tax-Free Income                               8.66         8.18         8.16         7.20        (10/76)
--------------------------------------------------------------------------------------------------------
Tax-Free High Yield                           8.04         8.40         9.50         9.77         (3/85)
--------------------------------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

Knowledgeable Service Representatives

By Phone--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 9:00 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

     Tele*Access(R)(1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

     PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

     Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

     Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a Stock fund. A low, $50 minimum makes it easy to get started.

     Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled automatic redemptions.

     Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

     Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

     Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------

--------------------------------------------


FOR YIELD, PRICE, LAST TRANSACTION,
AND CURRENT BALANCE, 24 HOURS,
7 DAYS A WEEK, CALL:
1-800-638-2587 toll free
625-7676 Baltimore area

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. ROWE PRICE
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Tax-Free Funds.







Invest With Confidence/(R)/ [LOGO APPEARS HERE]
T. Rowe Price


TFF


------------------------------------
                   SEMIANNUAL REPORT
------------------------------------


           T. Rowe Price
           -------------

           TAX-FREE FUNDS

           AUGUST 31, 1995




         [LOGO APPEARS HERE]